UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 12(b) or (g) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2013

First Reliance Bancshares, Inc.

(Exact name of registrant specified in its charter)

South Carolina	000-49757	80-0030931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 West Palmetto Street

Florence, South Carolina 29501

(Address of principal executive offices)

Registrant’s telephone number, including area code (843) 656-5000

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02(e) Compensatory Arrangements of Certain Officers

On , 2013 First Reliance Bancshares, Inc. and First Reliance Bank entered into amended employment agreements and amended salary continuation agreements with President and Chief Executive Officer F.R. Saunders Jr., Executive Vice President and Chief Financial Officer Jeffrey A. Paolucci, and Senior Vice President Paul C. Saunders. In addition to updating, clarifying, and other changes made by the amendments, the amendments eliminate the officers’ right to receive an excise tax gross-up benefit in the circumstance in which their change-in-control benefits are subject to the excess parachute payment excise tax under Internal Revenue Code sections 280G and 4999. First Reliance Bancshares, Inc. believes that elimination of the excise tax gross-up benefit would have a significant economic impact if a change in control occurs. The amendment of the salary continuation agreements also reduces the officers’ normal retirement benefit expectations, reducing the normal retirement annual benefit of F.R. Saunders Jr. from $321,842 to $125,000, of Jeffrey A. Paolucci from $225,308 to $100,000, and of Paul C. Saunders from $85,000 to $75,000. A consequence of the significant reduction in deferred compensation retirement benefits is that the company will recognize markedly lower nonqualified deferred compensation expense for 2013 and in future years. This summary of the amended agreements is qualified in its entirety by reference to the exhibits accompanying this Form 8-K Current Report.

Item 9.01(d) Exhibits

10.7	Amended Employment Agreement with F.R. Saunders Jr., dated July 29, 2013
10.8	Amended Salary Continuation Agreement with F.R. Saunders Jr., dated July 29, 2013
10.11	Amended Employment Agreement with Jeffrey A. Paolucci, dated July 29, 2013
10.12	Amended Salary Continuation Agreement with Jeffrey A. Paolucci, dated July 29, 2013
10.14	Amended Employment Agreement with Paul C. Saunders, dated July 29, 2013
10.15	Amended Salary Continuation Agreement with Paul C. Saunders, dated July 29, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Reliance Bancshares, Inc.

Date: July 29, 2013	/s/ Jeffrey A. Paolucci
Jeffrey A. Paolucci
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.7	Amended Employment Agreement with F.R. Saunders Jr., dated July 29, 2013
10.8	Amended Salary Continuation Agreement with F.R. Saunders Jr., dated July 29, 2013
10.11	Amended Employment Agreement with Jeffrey A. Paolucci, dated July 29, 2013
10.12	Amended Salary Continuation Agreement with Jeffrey A. Paolucci, dated July 29, 2013
10.14	Amended Employment Agreement with Paul C. Saunders, dated July 29, 2013
10.15	Amended Salary Continuation Agreement with Paul C. Saunders, dated July 29, 2013